                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934



Date of report:  October 27, 1998

                        REALTY INCOME CORPORATION
                        -------------------------
         (Exact name of registrant as specified in its charter)


        MARYLAND                   1-13318                   33-0580106
        --------                   -------                   ----------
       (State of          (Commission File Number)          (IRS Employer
     Incorporation)                                      Identification No.)


           220 WEST CREST STREET, ESCONDIDO, CALIFORNIA 92025
           --------------------------------------------------
          (Address of principal executive offices) (Zip Code)


                             (760) 741-2111
                             --------------
         (Registrant's telephone number, including area code)

                                  NONE
                                  ----
    (former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS.

                Realty Income Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of $100,000,000 principal amount of 8 1/4% Monthly Income Senior Notes due November 15, 2008 (the "Notes"), pursuant to the shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), filed with the Securities and Exchange Commission (the "Commission") on August 25, 1997 (File No. 333-34311), as amended by Amendment No. 1 filed with the Commission on September 16, 1997 (as so amended, the "Registration Statement"). The exhibits listed below are being listed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this form is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

Item 7.   EXHIBITS.

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
1.1 Purchase Agreement, dated October 23, 1998, between Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., PaineWebber Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, EVEREN Securities, Inc., Sutro & Co. Incorporated and Wheat First Securities, Inc. (as Representatives of the several Underwriters named on Schedule A thereto), and the Company.


4.1 Form of Indenture dated as of October 28, 1998 between the Company and The Bank of New York.

4.2       Pricing Committee Resolutions.

4.3       Form of 8 1/4% Note due 2008.

5.1       Opinion of Latham & Watkins.

5.2       Opinion of Ballard Spahr Andrews & Ingersoll

12.1      Ratio of Earnings to Fixed Charges

23.1 Consent of Latham & Watkins (contained in the opinion filed as Exhibit 5.1 hereto).

23.2 Consent of Ballard Spahr Andrews & Ingersoll (contained in the opinion filed as Exhibit 5.2 hereto).

23.3      Consent of KPMG Peat Marwick LLP
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                                        SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 1998
                                            REALTY INCOME CORPORATION




                                            By: /s/ Michael R. Pfeiffer
                                                --------------------------------
                                                Name:  Michael R. Pfeiffer, Esq.
                                                Title: Senior Vice President,
                                                General Counsel and Secretary


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                                    EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
1.1            Purchase Agreement, dated October 23, 1998, between Merrill
               Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons,
               Inc., PaineWebber Incorporated, Donaldson, Lufkin & Jenrette
               Securities Corporation, EVEREN Securities, Inc., Sutro & Co.
               Incorporated and Wheat First Securities, Inc. (as Representatives
               of the several Underwriters named on Schedule A thereto), and the
               Company.


4.1 Form of Indenture dated as of October 28, 1998 between the Company and The Bank of New York.

4.2            Pricing Committee Resolutions.

4.3            Form of 8 1/4% Note due 2008.

5.1            Opinion of Latham & Watkins.

5.2            Opinion of Ballard Spahr Andrews & Ingersoll

12.1           Ratio of Earnings to Fixed Charges

23.1 Consent of Latham & Watkins (contained in the opinion filed as Exhibit 5.1 hereto).

23.2 Consent of Ballard Spahr Andrews & Ingersoll (contained in the opinion filed as Exhibit 5.2 hereto).

23.3           Consent of KPMG Peat Marwick LLP
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